                           NATIONS GOVERNMENT INCOME
                             TERM TRUST 2004, INC.




                                  A N N U A L
                                  R E P O R T



                     For the Year Ended December 31, 1999









                                                              NATIONS
                                                           GOVERNMENT
                                                          INCOME TERM
                                                           TRUST 2004

       NOT                                                   MAY LOSE VALUE
       FDIC
       INSURED                                               NO BANK GUARANTEE

SHARES OF THE COMPANY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY BANK OF AMERICA, N.A. ("BANK OF AMERICA") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

AFFILIATES OF BANK OF AMERICA PROVIDE INVESTMENT ADVISORY AND OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.

NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.

DEAR SHAREHOLDER:

We welcome this opportunity to provide you with the annual report for Nations Government Income Term Trust 2004, Inc. (the "Company") for the twelve-month period ending December 31, 1999, and to share our outlook for the near term.

INVESTMENT OBJECTIVES

The Company is a closed-end investment company, and its shares are traded on the New York Stock Exchange under the symbol "NGF." The Company's investment objectives are to seek to provide a high level of current income and to return $10 per share (the initial public offering price per share) on or about February 28, 2004.

PORTFOLIO PERFORMANCE

For the twelve-month period ending December 31, 1999, the Company distributed net investment income of $0.5928 per share. The December dividend was $0.0494 per share. This dividend rate equates to an annualized yield of 5.93%, based on the initial offering price of $10.00 per share. In addition, the dividend rate of $0.0494 per month translates into a current annualized yield of 6.68%, based upon the closing market price of $8.8750 per share on December 31, 1999. The net asset value of the Company's shares on December 31, 1999 was $9.56 per share. The Company's total return for the twelve-month period was 1.77%, based on the net asset value at the end of the period.

MARKET ENVIRONMENT

Early in the past year, the bond market's focus shifted from receding global disinflationary shocks to domestic U.S. economic strength. As this occurred, capital began to flow out of safe harbor investments such as U.S. Treasury securities back into equities and spread sector instruments such as corporate bonds and mortgage-backed securities. (Spread sector instruments provide additional yield over similar maturity U.S. Treasury securities). As a result, equity valuations improved, spread sectors began to tighten, and the threat of potential inflation captured the market's attention.

Interest rates rose steadily during much of the past year based in part on the perception that strong domestic growth could not be sustained. The Federal Reserve Board (the Fed) took back all three interest rate eases from 1998, totaling 75 basis points. Over the same annual period, market yields rose 170 basis points for the 2-year note, 181 basis points for the 5-year note and 138 basis points for the long bond (30-year). The yield on the 5-year note finished the year at 6.34%. The lowest unemployment rate in 30 years and a near-record level of consumer confidence contributed to the bearish sentiment about interest rates, and the market has discounted further hikes in rates by the Fed in the months ahead. We believe the Fed is now determined to head off potential imbalances between the demand and supply sides of the economy before they curtail the current record U.S. expansion.

While U.S. Treasury yields rose through most of the year, spread sectors finished with much better relative performance. Mortgage-backed securities, investment-grade corporate bonds, asset-backed securities and government agency offerings all posted returns superior to U.S. Treasury bonds. Mortgage-backed securities and corporate bonds in particular benefited from tightening spreads through most of the year as they outperformed the U.S. Treasury market. Positive technicals, historically cheap valuations, and improving liquidity combined to boost the relative performance of these sectors as investment cash flowed out of U.S. Treasuries.

MARKET OUTLOOK

Bond market consensus continues to look for a modest uptick in inflation, and believes a vigilant Fed will continue to act to head off more severe problems by raising short-term interest rates. Much bearish sentiment is priced in at current levels, but interest rates should feel pressured to move higher until either the Fed is finished raising rates or the economy falters. Meanwhile, we remain positive on spread sectors, especially mortgage-backed securities. Here, the combination of

---------------

THE PAST PERFORMANCE QUOTED IS NOT AN INDICATION OF FUTURE RESULTS.

low issuance and still generous spreads should contribute to good relative performance ahead. The market will have room to rally once the Fed has finished raising rates, as we see a continuation of the positive benefits from productivity growth holding inflation down.

We thank you for your continued support.

Sincerely,

/s/ Robert H. Gordon
--------------------
Robert H. Gordon
President

December 31, 1999

P.S. At the February FOMC Meeting, the Federal Reserve Board raised the Fed Funds rate by 25 basis points.

Nations Government Income Term Trust 2004, Inc.
  STATEMENT OF NET ASSETS                                      DECEMBER 31, 1999

PRINCIPAL
 AMOUNT                                                VALUE
  (000)                                                (000)
--------------------------------------------------------------
            MORTGAGE-BACKED SECURITIES -- 51.2%
            FEDERAL HOME LOAN MORTGAGE CORPORATION
            (FHLMC) -- 14.4%
            GOLD:
 $ 1,901    5.500% 06/01/03........................   $  1,823
   4,964    6.000% 08/01/03........................      4,836
     603    8.000% 11/01/03........................        612
            REMIC:
      19    Series 1437 W, CMO, PAC, Inverse
              Floater, 6.417%** 11/15/19...........         19
     295    Series 1489 VB, CMO, SUP,
              Inverse Floater,
              5.293%** 10/15/07....................        274
   3,578    Series 1544 SA, CMO, TAC, Inverse
              Floater, 5.200%** 07/15/08...........      3,502
   1,076    Series 1550 SD, CMO, TAC, Inverse
              Floater, 4.286%** 07/15/08...........        971
     243    Series 1644 NB, PAC, Inverse Floater,
              4.100%** 12/15/23....................        208
   5,115    Series 1693 SC, CMO, TAC, Inverse
              Floater, 4.100%** 03/15/09...........      4,380
                                                      --------
                                                        16,625
                                                      --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION
            (FNMA) -- 36.8%
     866    7.000% 08/01/03........................        863
            REMIC:
     738    Certificate 92-150 SU, CMO, PAC,
              Inverse Floater, 5.600%** 05/25/21...        734
  20,000    Certificate 92-193 HD, CMO, PAC, 7.000%
              11/25/07.............................     19,793
   1,645    Certificate 93-12 ED, CMO, AD, 7.500%
              02/25/06.............................      1,657
     716    Certificate 93-179 SG, TAC, Inverse
              Floater, 3.311%** 10/25/23...........        680
     540    Certificate 93-202 VB, PAC, Inverse
              Floater, 3.714%** 11/25/23...........        453
     744    Certificate 93-214 SP, CMO, PAC,
              Inverse Floater, 2.842%** 12/25/08...        709
   1,011    Certificate 93-231 SA, CMO, SCH,
              Inverse Floater, 3.000%** 12/25/08...        896
   3,887    Certificate 93-247 SK, CMO, AD, Inverse
              Floater, 6.825%** 02/25/23...........      3,787
   9,951    Certificate 94-82 B, CMO, TAC, 8.000%
              03/25/17.............................      9,865
   3,058    Certificate G93-32 H, CMO, AD, 6.750%
              09/25/03.............................      3,042
                                                      --------
                                                        42,479
                                                      --------
            TOTAL MORTGAGE-BACKED SECURITIES
            (Cost: $60,886)........................     59,104
                                                      --------
            MUNICIPAL BONDS AND NOTES -- 13.0%
            ILLINOIS -- 2.7%
   3,845    University of Illinois, Revenue Bonds,
              Auxiliary Facilities, Series 1991,
              (AMBAC Insured), 5.050%*** 04/01/04..      3,103
                                                      --------

PRINCIPAL
 AMOUNT                                                VALUE
  (000)                                                (000)
--------------------------------------------------------------
            KENTUCKY -- 1.4%
 $ 2,000    Kentucky State Turnpike Authority,
              Economic Development Revenue, Capital
              Appreciation, Series 1992, (FGIC
              Insured), 5.080%*** 01/01/04.........   $  1,639
                                                      --------
            TEXAS -- 7.9%
   3,340    Conroe, Texas, Independent School
              District, GO, Capital Appreciation,
              Series 1993, (PSFG Insured),
              5.500%*** 02/01/04...................      2,719
   2,080    Lower Colorado River Authority, Texas,
              Revenue Bonds, Capital Appreciation,
              Series 1991B, (AMBAC Insured),
              5.450%*** 01/01/04...................      1,704
   2,500    San Antonio, Texas, Electric & Gas
              Revenue, Capital Appreciation, Series
              1989A, (AMBAC Insured), 5.033%***
              02/01/04.............................      2,036
   3,165    Texas State, GO, Capital Appreciation,
              Series 1992, (FGIC Insured),
              5.160%*** 04/01/04...................      2,558
                                                      --------
                                                         9,017
                                                      --------
            WASHINGTON -- 1.0%
   1,500    Washington State, Public Power Supply
              System Revenue, Series 1990, (MBIA-
              IBC Insured), 5.300%*** 07/01/04.....      1,194
                                                      --------
            TOTAL MUNICIPAL BONDS AND NOTES
            (Cost: $14,838)........................     14,953
                                                      --------
            U.S. GOVERNMENT AND AGENCY
            OBLIGATIONS -- 19.9%
            FEDERAL HOME LOAN BANK (FHLB) -- 3.2%
   4,000    5.100% 02/05/04........................      3,748
                                                      --------
            FEDERAL HOME LOAN MORTGAGE CORPORATION
            (FHLMC) -- 11.0%
  13,400    5.625% 02/20/04........................     12,663
                                                      --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION
            (FNMA) -- 5.7%
   6,800    5.940% 01/27/03........................      6,591
                                                      --------
            TOTAL U.S. GOVERNMENT AND AGENCY
            OBLIGATIONS
            (Cost: $24,062)........................     23,002
                                                      --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Government Income Term Trust 2004, Inc.
  STATEMENT OF NET ASSETS (CONTINUED)                          DECEMBER 31, 1999

PRINCIPAL
 AMOUNT                                                VALUE
  (000)                                                (000)
--------------------------------------------------------------
            U.S. TREASURY OBLIGATIONS -- 12.4%
            U.S. TREASURY NOTES -- 12.1%
 $ 5,000    5.625% 09/30/01........................   $  4,950
   9,220    5.875% 02/15/04........................      9,060
                                                      --------
                                                        14,010
                                                      --------
            U.S. TREASURY STRIPS -- 0.3%
     372    Interest Only, due 11/15/01............        332
                                                      --------
            TOTAL U.S. TREASURY OBLIGATIONS
            (Cost: $14,209)........................     14,342
                                                      --------
            SHORT TERM INVESTMENTS -- 2.4%
            (Cost: $2,788)
   2,800    FMC Discount note, due 01/28/00........      2,788
                                                      --------
            TOTAL INVESTMENTS
            (Cost $116,783*)................   98.9%   114,189
                                                      --------
            OTHER ASSETS AND LIABILITIES
              (NET).........................    1.1%
            Cash...................................        285
            Interest receivable....................      1,097
            Administration fee payable.............         (5)
            Accrued Trustees'/Directors' fees and
              expenses.............................         (3)
            Accrued expenses and other
              liabilities..........................       (131)
                                                      --------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET)................................      1,243
                                                      --------
            NET ASSETS......................  100.0%  $115,432
                                                      ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income....   $  3,040
            Accumulated net realized loss on
              investments sold.....................       (898)
            Net unrealized depreciation of
              investments..........................     (2,594)
            Paid-in capital........................    115,884
                                                      --------
            NET ASSETS.............................   $115,432
                                                      ========
            Net asset value per share
              ($115,432,346/ 12,077,206 shares
              outstanding).........................       9.56
                                                          ====

---------------

 * Federal Income Tax Information: Net unrealized depreciation of investment securities was comprised of gross appreciation of $729 and gross depreciation of $3,184 for Federal income tax purposes. At December 31, 1999, the aggregate cost of securities for Federal income tax purposes was $116,644.

 ** Variable rate note. The interest rate shown reflects the rate in effect at December 31, 1999.

*** Zero Coupon Security. The rate shown is the effective yield at date of purchase.

ABBREVIATIONS:

    AD          Accretion Directed
    AMBAC       American Municipal Bond Assurance Corporation
    CMO         Collateralized Mortgage Obligation
    FGIC        Financial Guaranty Insurance Company
    MBIA-IBC    Municipal Bond Insurance Association -- Insured
                Bond Certificate
    PAC         Planned Amortization Class
    PSFG        Permanent School Fund Guaranteed
    REMIC       Real Estate Mortgage Investment Conduit
    SCH         Scheduled Pay Bond
    SUP         Support Bond
    TAC         Targeted Amortization Class

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Government Income Term Trust 2004, Inc.
  STATEMENT OF OPERATIONS
For the year ended December 31, 1999

(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................     $        7,894
                                                                 --------------
EXPENSES:
Investment advisory fee.....................................                601
Administration fee..........................................                300
Transfer agent fees.........................................                 62
Legal and audit fees........................................                 56
Custodian fees..............................................                 19
Directors' fees and expenses................................                 11
Other.......................................................                 59
                                                                 --------------
    Total expenses..........................................              1,108
Fees waived by investment advisor and administrator.........               (841)
Fees reduced by credits allowed by the custodian............                (10)
                                                                 --------------
    Net expenses............................................                257
                                                                 --------------
NET INVESTMENT INCOME.......................................              7,637
                                                                 --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments.....................                726
Net change in unrealized appreciation/(depreciation) of
  investments...............................................             (6,778)
                                                                 --------------
Net realized and unrealized gain/(loss) on investments......             (6,052)
                                                                 --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................     $        1,585
                                                                 ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Government Income Term Trust 2004, Inc.
  STATEMENT OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED        YEAR ENDED
                                                                   12/31/99          12/31/98
(IN THOUSANDS)
Net investment income.......................................    $        7,637    $        8,220
Net realized gain/(loss) on investments.....................               726               961
Net change in unrealized appreciation/(depreciation) of
  investments...............................................            (6,778)            1,498
                                                                --------------    --------------
Net increase/(decrease) in net assets resulting from
  operations................................................             1,585            10,679
Distributions to shareholders from net investment income....            (7,274)           (7,491)
Net increase/(decrease) in net assets from Fund share
  transactions..............................................            (3,258)           (3,212)
                                                                --------------    --------------
Net increase/(decrease) in net assets.......................            (8,947)              (24)
                                                                --------------    --------------
NET ASSETS:
Beginning of year...........................................           124,379           124,403
                                                                --------------    --------------
End of year.................................................    $      115,432    $      124,379
                                                                ==============    ==============
Undistributed net investment income/(distributions in excess
  of net investment income) at end of year..................    $        3,040    $        1,915
                                                                ==============    ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Government Income Term Trust 2004, Inc.
  FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year.

                                                          YEAR         YEAR         YEAR         YEAR         YEAR
                                                          ENDED        ENDED        ENDED        ENDED       ENDED
                                                        12/31/99+    12/31/98+    12/31/97+    12/31/96+    12/31/95
                                                        ------------------------------------------------------------
OPERATING PERFORMANCE:
Net asset value, beginning of year....................  $  10.00     $   9.73     $   9.27     $   8.86     $   7.62
                                                        --------     --------     --------     --------     --------
Income from investment operations:
Net investment income.................................      0.62         0.65         0.74         0.72         0.66
Net realized and unrealized gain/(loss) on
  investments.........................................     (0.49)        0.19         0.29        (0.33)        1.23
                                                        --------     --------     --------     --------     --------
Net increase/(decrease) in net assets resulting from
  investment operations...............................      0.13         0.84         1.03         0.39         1.89
Distributions:
Dividends from net investment income..................     (0.59)       (0.59)       (0.61)       (0.65)       (0.64)
Distributions in excess of net investment income......        --           --           --           --        (0.01)
                                                        --------     --------     --------     --------     --------
Total distributions...................................     (0.59)       (0.59)       (0.61)       (0.65)       (0.65)
                                                        --------     --------     --------     --------     --------
Increase from repurchase of common shares.............      0.02         0.02         0.04         0.04           --
Increase due to capital contribution..................        --           --           --         0.63           --
                                                        --------     --------     --------     --------     --------
Net asset value, end of year..........................  $   9.56     $  10.00     $   9.73     $   9.27     $   8.86
                                                        ========     ========     ========     ========     ========
Market value, end of year.............................  $  8.875     $  9.438     $  8.813     $  8.000     $  8.000
                                                        ========     ========     ========     ========     ========
Total return++........................................      0.24%       14.27%       18.24%        8.27%       26.29%
                                                        ========     ========     ========     ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (000).........................  $115,432     $124,379     $124,403     $125,573     $124,388
Ratio of operating expenses to average net assets.....      0.21%        0.26%        0.27%        0.29%        0.56%
Ratio of operating expenses to average net assets
  without fees reduced by credits allowed by the
  custodian...........................................      0.22%        0.28%        0.28%        0.30%        0.57%
Ratio of net investment income to average net
  assets..............................................      6.36%        6.56%        7.86%        8.01%        7.97%
Portfolio turnover rate...............................        26%          39%          11%           4%          88%
Ratio of operating expenses to average net assets
  without waivers, expenses reimbursed and/or fees
  reduced by credits allowed by the custodian.........      0.92%        1.00%        0.99%        1.01%        1.09%

---------------

 + Per share net investment income has been calculated using the monthly average shares method.

++ Total return represents aggregate total return for the period based on market value at period end.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Government Income Term Trust 2004, Inc.
  NOTES TO FINANCIAL STATEMENTS

Nations Government Income Term Trust 2004, Inc. (the "Company") was incorporated under the laws of the State of Maryland on November 3, 1993, and is registered with the Securities and Exchange Commission as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Company commenced operations on February 28, 1994.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Company in the preparation of its financial statements.

Securities valuation: The Company's securities are valued using prices provided by a pricing service, which may be based on a matrix system which considers such factors as security prices, yields and maturities. The value of mortgage-backed securities can be significantly affected by changes in interest rates. Restricted securities, securities for which market quotations are not readily available and other assets may be valued at their fair value by Banc of America Advisors, Inc. ("BAAI") (formerly known as NationsBanc Advisors, Inc.), the Company's investment adviser, under the supervision of the Board of Directors. Certain securities may be valued by one or more principal market makers. Short-term investments that mature in 60 days or less are valued at amortized cost.

Securities transactions and investment income: Securities transactions are accounted for on trade date. Realized gains or losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and is recorded on an accrual basis.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. The Company instructs its custodian to establish a segregated account in which it will maintain cash or U.S. government securities or other high grade debt securities at least equal in value to its commitments for such securities.

Inverse floating rate obligations: Inverse floating rate obligations ("inverse floaters") are tranches of a REMIC or CMO with an interest rate that moves inversely to a specified index. The interest rate, which is adjust periodically, is based on a formula incorporating a specific index times a multiplier, plus or minus a spread over the index. The value and related unrealized and realized gain or loss (due to changes in interest rates) on an inverse floater can be much more volatile than other debt securities because of the inverse floater's multiple to the index.

Dividends and distributions to shareholders: It is the policy of the Company to declare and pay distributions from net investment income monthly to shareholders. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Company, timing differences and differing characterization of distributions made by the Company. Permanent differences for the year ended December 31, 1999, resulting from differences in book and tax accounting for REMICs and CMOs, have been reclassified to reflect an increase to undistributed net investment income of $761,475, an increase to accumulated net realized loss of $1,040,751 and an increase to paid-in capital of $279,276.

Federal income tax: The Company intends to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its taxable earnings to its shareholders.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

The Company has entered into an investment advisory agreement with BAAI, a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America") which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation. Pursuant to the investment advisory agreement, the Company pays BAAI a monthly fee equal to an annual rate of 0.50% of the Company's average weekly net assets. For the year ended

Nations Government Income Term Trust 2004, Inc.
  NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 1999, BAAI voluntarily waived all of its fees.

The Company and BAAI have entered into a sub-advisory agreement with TradeStreet Investment Associates, Inc. ("TradeStreet"), a wholly-owned subsidiary of Bank of America, pursuant to which TradeStreet is entitled to receive a sub-advisory fee from BAAI at an annual rate of 0.15% of the Company's average weekly net assets. For the year ended December 31, 1999, TradeStreet voluntarily waived all of its fees.

BAAI is the Company's administrator. In its role as administrator, BAAI supervises the Company's overall day-to-day operations and provides certain administrative services. BAAI also maintains certain of the Company's books and records and furnishes, at its own expense, such clerical assistance, bookkeeping and other administrative services as the Company may reasonably require in the conduct of its business. As compensation for both the administrative services and the expenses assumed by BAAI, the Company pays BAAI a monthly fee equal to an annual rate of 0.25% of the Company's average weekly net assets. For the year ended December 31, 1999, BAAI voluntarily waived administration fees of $240,211.

The Bank of New York ("BNY") serves as sub-administrator of the Company pursuant to an agreement with BAAI and provides certain administrative services in support of the operations of the Company. The fees of BNY are paid out of the fees paid to BAAI by the Company for administration services.

Effective December 1, 1999, First Data Investor Services Group, Inc., the Company's transfer agent and dividend disbursing agent, was acquired by PFPC Inc. ("PFPC"). PFPC began serving as the transfer agent and dividend disbursing agent for the Company on that date, and is providing the same services as those previously provided by First Data Investor Services Group, Inc.

BNY also serves as the custodian of the Company's assets. For the year ended December 31, 1999, expenses of the Company were reduced by $10,499 under expense offset arrangements with BNY. The Company could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

No officer, director or employee of Bank of America, BAAI, TradeStreet or PFPC, or any affiliate thereof, receives any compensation from the Company for serving as a Director or Officer of the Company.

3.  SECURITIES TRANSACTIONS

For the year ended December 31, 1999, the cost of purchases and proceeds from sales of long-term U.S. government securities aggregated $45,039,297 and $27,881,217, respectively.

4.  COMMON STOCK

At December 31, 1999, 1,000,000,000 shares of common stock, $0.001 par value, were authorized.

The Board of Directors of the Company has approved a stock repurchase plan that gives the Company the flexibility to engage in repurchases of its outstanding common stock. Accordingly, shareholders are notified that, from time to time, the Company may purchase shares of its common stock in an open market when management of the Company believes that such purchases are appropriate in light of market conditions, including the presence of a market discount. For the years ended December 31, 1999 and December 31, 1998, the Company repurchased shares of its common stock in the open market at an average discount of approximately 7% and 8%, respectively, from its net asset value. All repurchased shares have been retired by the Company.

Nations Government Income Term Trust 2004, Inc.
  NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Common stock transactions were as follows:

                                                       YEAR ENDED                 YEAR ENDED
                                                        12/31/99                   12/31/98
                                                 -----------------------    -----------------------
                                                  SHARES       AMOUNT        SHARES       AMOUNT
                                                 --------------------------------------------------
Shares repurchased by the Company..............  (358,300)   $(3,257,790)   (355,100)   $(3,212,356)

5.  CAPITAL LOSS CARRYFORWARD

As of December 31, 1999, the Company had available for Federal income tax purposes a capital loss carryforward of $1,036,843 expiring in the year 2003. The Company utilized $228,144 of capital loss carryforward during the year.

6.  SUBSEQUENT EVENT

On January 18, 2000, TradeStreet changed its name to Banc of America Capital Management, Inc. ("BACAP").

Nations Government Income Term Trust 2004, Inc.
  REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Government Income Term Trust 2004, Inc. (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
New York, New York
February 16, 2000

Nations Government Income Term Trust 2004, Inc.
  DIVIDEND REINVESTMENT PLAN

The Company's Dividend Reinvestment Plan (the "Plan") offers an automatic way to reinvest dividends and capital gains distributions in shares of the Company.

PARTICIPATION

Shareholders of record will receive their dividends in cash unless they have otherwise instructed PFPC (the "Plan Agent"), acting as agent for each participant in the Plan, in writing. Such a notice must be received by the Plan Agent not less than 5 business days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the shareholder by PFPC, as dividend paying agent. For Federal income tax purposes, dividends are treated as income or capital gains, regardless of whether they are received in cash or reinvested in additional shares.

Participants may terminate their participation in the Plan by written notice to the Plan Agent. If the written notice is received at least 5 business days before the record date of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

PRICING OF DIVIDENDS AND DISTRIBUTIONS

Whenever the Company's Board of Directors declares a dividend or other distribution payable in cash or, at the option of the Plan Agent, in shares of capital stock issued by the Company, the Plan Agent will elect, on behalf of the participants, to receive the dividend in authorized but unissued shares of capital stock if the net asset value per share (as determined by the investment advisor of the Company as of the close of business on the record date for the dividend or distribution) is equal to or less than 95% of the closing market price per share of the capital stock of the Company on the New York Stock Exchange (the "Exchange") on such record date plus estimated brokerage commissions. The number of such authorized but unissued shares to be credited to a participant's account will be determined as of the close of business on the record date for the dividend, by valuing such shares at the greater of the net asset value per share or 95% of the market price per share. The Plan Agent will credit each participant's account with the number of shares corresponding in value, as determined under the foregoing formula, to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

If the net asset value per share is equal to or less than the closing market price per share of the capital stock of the Company on the Exchange on such record date plus estimated brokerage commissions but exceeds 95% of such closing market price plus estimated brokerage commissions, the Plan Agent may elect, on behalf of all participants, (i) to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan or
(ii) to receive the dividend in authorized but unissued shares of capital stock, in which case the Plan Agent will credit each participant's account with the number of shares corresponding in value (determined by valuing such shares at the greater of the net asset value per share or 95% of the market price per share, in each case as of the close of business on the record date for the dividend or distribution) to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

If the net asset value per share is higher than the closing market price per share of the capital stock on the Exchange including estimated brokerage commissions on such record date, the Plan Agent will elect to take the dividend in cash and as soon as practicable, consistent with obtaining the best price and execution, the Plan Agent will proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided. Each participant's account will be credited with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan. Under such circumstances, in anticipation of receipt of a dividend in cash, the Plan Agent may purchase shares in

Nations Government Income Term Trust 2004, Inc.
  DIVIDEND REINVESTMENT PLAN (CONTINUED)

the open market during the period between the record date and the payable date for the dividend or distribution. The Plan has been amended to specifically authorize such anticipatory purchases.

If the Plan Agent elects to purchase shares in the open market, and if before the Plan Agent has completed its purchases the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Company's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company. During certain market conditions, it may be impracticable or impossible to complete a market purchase program at prices that are below or not substantially in excess of net asset value, and, in such event, the Company may, in its discretion, issue the required shares.

NO SERVICE FEE TO REINVEST

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Company. There will be no brokerage commissions with respect to shares issued directly by the Company as a result of dividends or capital gains distributions payable either in stock or cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

PLAN AGENT ADDRESS AND TELEPHONE NUMBER

You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Nations Government Income Term Trust 2004, Inc., Dividend Reinvestment Plan, c/o PFPC Inc., P.O. Box 34602, Charlotte, NC 28234, (800) 982-2271.

Nations Government Income Term Trust 2004, Inc.
  ANNUAL MEETING OF STOCKHOLDERS

ANNUAL MEETING OF STOCKHOLDERS

On September 17, 1999, the Company held its Annual Meeting of Stockholders. Thomas F. Keller was elected as a Director of the Company by the following votes: 11,336,979 For, 0 Withheld. In the only other matter voted upon at the Annual Meeting, the selection of PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending December 31, 1999, was ratified by the following votes: 11,341,646 For, 70,266 Withheld.

PO Box 34602
Charlotte, NC 28234-4602
Toll Free 1.800.321.7854









A2004 12/99